UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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[   ]           Soliciting Material Pursuant to §240.14a-12

Home Federal Bancorp, Inc. of Louisiana

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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 November 14, 2011

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Home Federal Bancorp, Inc. of Louisiana.  The meeting will be held at our main office located at 624 Market Street, Shreveport, Louisiana, on Friday, December 23, 2011 at 10:00 a.m., Central Time. At the annual meeting, you will be asked to act on the following proposals, all of which are more completely set forth in the accompanying proxy statement:

(1)	To elect three directors for three-year terms, or until their successors are elected and qualified;

(2)	To consider and approve the adoption of Home Federal Bancorp, Inc. of Louisiana's 2011 Stock Option Plan;

(3)	To consider and approve the adoption of Home Federal Bancorp, Inc. of Louisiana's 2011 Recognition and Retention Plan and Trust Agreement; and

(4)	To ratify the appointment of LaPorte Sehrt Romig & Hand as our independent registered public accounting firm for the fiscal year ending June 30, 2012.

It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, date and return your proxy card today in the envelope provided, even if you plan to attend the annual meeting.  This will not prevent you from voting in person at the annual meeting, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Home Federal Bancorp, Inc. of Louisiana is sincerely appreciated.

Very truly yours,

Daniel R. Herndon
President and Chief Executive Officer

  Main Office
  ■    624 Market Street
Shreveport, LA 71101

  Branch Offices
  ●    6363 Youree Drive
Shreveport, LA 71105

  ●    9300 Mansfield Road, Suite 101
Shreveport, LA 71118

  ●    2555 Viking Drive
Bossier City, LA

  Commercial Division
6425 Youree Drive, Suite 100
Shreveport, LA 71105

ANNUAL MEETING DRIVING DIRECTIONS

From I-20 East/West Take the US-71/Spring Street Exit Merge onto Spring Street Turn left at 2nd cross street onto Milam Street Take the 1st left onto Market Street End at 624 Market Street

HOME FEDERAL BANCORP, INC. OF LOUISIANA 624 Market Street Shreveport, Louisiana 71101 (318) 222-1145

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	10:00 a.m., Central Time, Friday, December 23, 2011

PLACE	Home Federal Bank 624 Market Street Shreveport, Louisiana

ITEMS OF BUSINESS	(1) To elect three directors for three-year terms expiring in 2014 and until their successors are elected and qualified;

(2) To consider and approve the adoption of the 2011 Stock Option Plan;

(3) To consider and approve the adoption of the 2011 Recognition and Retention Plan and Trust Agreement;

(4) To ratify the appointment of LaPorte Sehrt Romig & Hand as our independent registered public accounting firm for the fiscal year ending June 30, 2012; and

(5) To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE	Holders of Home Federal Bancorp common stock of record at the close of business on October 31, 2011 are entitled to vote at the meeting.

ANNUAL REPORT	Our Annual Report on Form 10-K for the year ended June 30, 2011 is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card sent to you.  Most shareholders can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on your proxy or voting instruction card you received.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS DeNell W. Mitchell Corporate Secretary
Shreveport, Louisiana November 14, 2011

PROXY STATEMENT
OF
HOME FEDERAL BANCORP, INC. OF LOUISIANA
_____________________

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

This proxy statement is furnished to holders of common stock of Home Federal Bancorp, Inc. of Louisiana, the parent holding company of Home Federal Bank.  Our Board of Directors is soliciting proxies to be used at the annual meeting of shareholders to be held at our main office located at 624 Market Street, Shreveport, Louisiana, on Friday, December 23, 2011 at 10:00 a.m., Central Time, and any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about November 14, 2011.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 23, 2011. This proxy statement and our 2011 Annual Report on Form 10-K are available at www.proxyvote.com and on our website at www.hfbla.com under "Investor Relations."

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the attached Notice of Annual Meeting, including the election of directors, adoption of the 2011 Stock Option Plan, adoption of the 2011 Recognition and Retention Plan and Trust Agreement and ratification of our independent registered public accounting firm.  In addition, management will report on the performance of Home Federal Bancorp and respond to questions from shareholders.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the meeting, October 31, 2011, are entitled to vote at the meeting. On the record date, we had 3,051,881 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I vote my shares?

After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted, then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible.  You may also vote by telephone or the Internet if indicated on your proxy or voting instruction form. This will enable your shares to be represented and voted at the annual meeting.

Voting instructions from participants in the Home Federal Bank savings and profit sharing plan and employee stock ownership plan must be received by 11:59 p.m. Eastern Time on December 16, 2011, to be used by the plan Trustees to determine the votes for plan shares.

Can I attend the meeting and vote my shares in person?

Yes. All shareholders are invited to attend the annual meeting.  Shareholders of record can vote in person at the annual meeting.  If your shares are held in "street name", then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

●	First, you may complete and submit a new proxy form or vote by telephone or the Internet before the annual meeting. Any earlier proxies will be revoked automatically.

●
Second, you may send a written notice to our Corporate Secretary, Ms. DeNell W. Mitchell, Home Federal Bancorp, Inc. of Louisiana, 624 Market Street, Shreveport, Louisiana 71101, in advance of the meeting stating that you would like to revoke your proxy.

●	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in "street name" and you have instructed a broker or other nominee to vote your shares, you must follow directions from your broker or other nominee to change your vote.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares?

Brokers who hold shares of common stock for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchanges or other organizations of which they are members. Members of the New York Stock Exchange ("NYSE") are permitted to vote their clients' proxies in their own discretion on certain matters if the clients have not furnished voting instructions within ten days of the meeting. However, NYSE Rule 452 defines certain proposals as "non-discretionary," and brokers who have not received instructions from their clients do not have discretion to vote on those items. When a broker votes a client's shares on some but not all of the proposals at a meeting, the withheld votes are referred to as "broker non-votes."

Under NYSE rules, the proposals to elect directors, adopt the 2011 Stock Option Plan and adopt the 2011 Recognition and Retention Plan are not items on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. You should use the voting instruction form provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares may not be voted or may be considered "broker non-votes."  Brokers may vote in their discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of outstanding shares that all shareholders are entitled to vote on a particular matter will constitute a quorum.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote (i) FOR the nominees for director described herein, (ii) FOR adoption of the 2011 Stock Option Plan, (iii) FOR adoption of the 2011 Recognition and Retention Plan and Trust Agreement, and (iv) FOR ratification of the appointment of LaPorte Sehrt Romig & Hand for fiscal 2012.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

For Proposal One, the election of directors will be determined by a plurality of the votes cast at the annual meeting.  The three nominees for director receiving the most "for" votes will be elected directors. For Proposals Two, Three and Four, the approval of the 2011 Stock Option Plan and the 2011 Recognition and Retention Plan and Trust Agreement and ratification of the appointment of LaPorte Sehrt Romig & Hand for fiscal 2012 will be adopted if the votes cast for each of the proposals exceed the votes cast against the proposals.  Abstentions and broker non-votes will not have any effect on the proposals to adopt the 2011 Stock Option Plan, adopt the 2011 Recognition and Retention Plan and Trust Agreement and ratify the appointment of the independent registered public accounting firm.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Bylaws provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible.  The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified.  One class shall be elected annually.

At this Annual Meeting, you will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2014 and until their successors are elected and qualified.  Shareholders of Home Federal Bancorp are not permitted to use cumulative voting for the election of directors.  Our Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, nominated Messrs. David Herndon, Humphrey and Harrison to a three-year term expiring in 2014. No director or nominee for director is related to any other director or executive officer by blood, marriage or adoption, except Daniel Herndon and David Herndon III who are brothers.

Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors.  At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director and our continuing directors.  The indicated period of service as a director, other than for Messrs. Barlow, Harrison and Wilhite,  includes service as a director of Home Federal Bank prior to the organization of our initial holding company in 2005.  Ages are reflected as of October 31, 2011.  For purposes hereof, references to Home Federal Bancorp include its predecessor Home Federal Bancorp, Inc. of Louisiana, a federal corporation which, on December 22, 2010, merged with and into Home Federal Bancorp, Inc. of Louisiana, a Louisiana corporation in connection with the second-step conversion of Home Federal Bank to the fully public stock holding company structure.

Nominees for Director for Three-Year Terms Expiring in 2014

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since
David A. Herndon III	Director. Retired geologist. Mr. David Herndon brings valuable institutional knowledge to the board which he has gained through his years of service as a director, as well as knowledge of oil and gas industry customers through his work as a geologist in that industry. Age 75.	1998

Nominees for Director for Three-Year Terms Expiring in 2014 (Continued)

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since
Woodus K. Humphrey	Director. Insurance executive, Woodus Humphrey Insurance, Inc., Shreveport, Louisiana. Mr. Humphrey brings entrepreneurial experience to the board as former owner of an insurance agency that focuses on property and liability insurance for woodworking plants and operations with field representatives in six states. Age 71.	2001
Mark Malloy Harrison	Director. Owner of House of Carpets and Lighting, a floor coverings and lighting fixtures business in Shreveport, Louisiana, since September 2007, and co-owner of Roly Poly sandwich franchises located in Shreveport and West Monroe, Louisiana since 2005. Mr. Harrison brings substantial business and entrepreneurial experience to the board as co-owner of a local carpet and lighting business in Shreveport, Louisiana and sandwich franchises in the greater Shreveport area. Age 52.	2007

The Board of Directors recommends that you vote FOR election of the nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Terms Expire in 2012

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since
James R. Barlow
Director.  President and Chief Operating Officer of Home Federal Bank since February 2009.  Previously, Mr. Barlow served as Executive Vice President and Area Manager for the Arkansas-Louisiana-Texas area commercial real estate operations of Regions Bank from August 2006 until February 2009.  From 2005 until August 2006, Mr. Barlow was a Regions Bank City President for the Shreveport-Bossier area and from February 2003 to 2005 he served as Commercial Loan Manager for Regions Bank for the Shreveport-Bossier area. Mr. Barlow served in various positions at Regions Bank since 1997.

Mr. Barlow brings substantial managerial, banking and lending experience to the board, as well as significant knowledge of the local commercial real estate market from his years of service as manager and regional President of a regional bank.  Age 43.

		2009
Clyde D. Patterson	Director. Executive Vice President of Home Federal Bank and Home Federal Bancorp since September 1993 and January 2005, respectively. Mr. Patterson brings significant banking and institutional experience to the board having served in various positions with Home Federal Bank since 1964. Age 69.	1990
Amos L. Wedgeworth, Jr.	Director. Retired physician. Mr. Wedgeworth brings significant institutional knowledge to the board as one of our longest serving directors and whose father served as the first manager of Home Federal Bank in 1924. Age 85.	1980
Timothy W. Wilhite, Esq.
Director.  Chief Financial Officer and General Counsel of Wilhite Electric Co., Inc. since June 2001. Chairman of the Greater Bossier Economic Development Foundation. Of Counsel for the firm Downer, Huguet & Wilhite, LLC. Serves on the Executive Committee of the Bossier Chamber of Commerce and as Executive Committee and Board Member of the Greater Bossier Economic Development Foundation.

Mr. Wilhite brings knowledge of the local business and legal community to the board through his service as Chairman of the Greater Bossier Economic Development Foundation and as a member of the Executive Committee of the Bossier Chamber of Commerce.  Age 43.
		2010

Directors Whose Terms Expire in 2013

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since
Walter T. Colquitt III	Director. Dentist, Shreveport, Louisiana. Dr. Colquitt brings extensive knowledge to the board of the professional community through his dental practice in Shreveport, Louisiana. Age 66.	1993
Daniel R. Herndon
Chairman of the Board, President and Chief Executive Officer of Home Federal Bancorp since 2005. Chairman of the Board of Directors of Home Federal Bank since January 1998.  Chief Executive Officer of Home Federal Bank since September 1993 and President from 1993 to February 2009.

Mr. Daniel Herndon brings valuable insight and knowledge to the board from his service as President and Chief Executive Officer of Home Federal Bancorp and as one of the longest serving members of the Board. Mr. Herndon has gained valuable banking and institutional knowledge from his years of service and his ties to the local business community in the greater Shreveport area.  Age 71.

		1980
Scott D. Lawrence	Director. President of Southwestern Wholesale, Shreveport, Louisiana since 1980. Mr. Lawrence brings significant business enterprise and managerial oversight skills to the board as President and owner of a dry goods wholesale supplier in Shreveport, Louisiana. Age 65.	1994

Director Nominations

Nominations for director of Home Federal Bancorp are made by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary in writing with whatever supporting material the shareholder considers appropriate.  In addition, any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under "Shareholder Proposals, Nominations and Communications with the Board of Directors."

The charter of the Nominating and Corporate Governance Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially.  The committee also may consider the extent to which the candidate would fill a present need on the board of directors.

Directors' Compensation

During fiscal 2011, members of Home Federal Bank's Board of Directors received $750 per regular Board meeting held.  Members of Home Federal Bancorp's Audit Committee received $50 per committee meeting, only if attended.  Members of the Board of Directors generally do not receive compensation for meetings held telephonically, although exceptions may be made to this policy.  The members of the Board of Directors may also receive bonuses in June and December of each year.  Board fees are subject to periodic adjustment by the Board of Directors. We do not pay separate compensation to directors for their service on the Board of Directors of Home Federal Bancorp.

The table below summarizes the total compensation paid to our non-employee directors for the fiscal year ended June 30, 2011.  The primary elements of Home Federal Bank's non-employee director compensation program consist of equity compensation and cash compensation.

Name	Fees Earned or Paid in Cash	Option Awards(1)	All Other Compensation(2)	Total
Walter T. Colquitt III	$9,750	$--	$3,573	$13,323
Mark Malloy Harrison	9,750	--	3,000	12,750
David A. Herndon III	9,050	--	3,573	12,623
Woodus K. Humphrey	6,750	--	3,573	10,323
Scott D. Lawrence	9,800	--	3,573	13,373
Amos L. Wedgeworth, Jr.	9,000	--	3,573	12,573
Timothy W. Wilhite, Esq.	9,800	--	3,000	12,800
_________________________
(1)
As of June 30, 2011, each of our non-employee directors, other than Messrs. Harrison and Wilhite, held 6,807 exercisable stock options. The stock options have an exercise price of $10.82 per share and expire on August 18, 2015.

(2)
Includes dividends paid on shares awarded pursuant to the 2005 Recognition and Retention Plan that vested during fiscal 2011, for each director other than Messrs. Harrison and Wilhite. Dividends paid on the restricted common stock are held in the Recognition Plan Trust and paid to the recipient when the restricted stock is earned. Also includes bonuses of $1,000 paid to each director in June 2010, December 2010 and June 2011.

Director Independence

A majority of Home Federal Bancorp's directors are independent directors as defined in the rules of the Nasdaq Stock Market.  The board of directors has determined that Dr. Colquitt and Messrs. Harrison, Humphrey, Lawrence, Wedgeworth and Wilhite are independent directors.

Meetings of the Board of Directors

During the fiscal year ended June 30, 2011, the Board of Directors of Home Federal Bancorp met 13 times.  No director of Home Federal Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the Board on which he served during the periods that he served.

Membership on Certain Board Committees

The Board of Directors of Home Federal Bancorp established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee in October 2010 in connection with our reorganization and listing on the Nasdaq Stock Market.  All of the members of these committees are independent directors as defined in the listing standards of The Nasdaq Stock Market.  Such committees operate in accordance with written charters which are available on our website at www.hfbla.com.  The following table sets forth the membership of such committees.

Nominating
and Corporate
Directors	Audit	Compensation	Governance
Mark Malloy Harrison	*	*
Woodus K. Humphrey		*
Scott D. Lawrence	*		*
Timothy W. Wilhite, Esq.	*	*	*

     Audit Committee.  The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K and monitors Home Federal Bancorp's adherence in accounting and financial reporting to generally accepted accounting principles.  The Audit Committee is comprised of three directors who are independent directors as defined in the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission. The Board of Directors has determined that no members of the Audit Committee meet the qualifications established for an Audit Committee financial expert in the regulations of the Securities and Exchange Commission however, the members have the requisite financial and accounting background to meet the Nasdaq listing standards.  The Audit Committee met one time in fiscal 2011.

Nominating and Corporate Governance Committee.  It is the responsibility of the Nominating and Corporate Governance Committee to, among other functions, nominate directors for election at the annual meeting. The Nominating and Corporate Governance Committee met one time after fiscal year end to consider director nominations and recommend nominees to the full Board of Directors for this annual meeting.

Compensation Committee.  It is the responsibility of the Compensation Committee of Home Federal Bancorp to set the compensation of Home Federal Bancorp's Chief Executive Officer and Chief Financial Officer as well as the other members of senior management.  The Compensation Committee of Home Federal Bancorp met three times in fiscal 2011.

Board Leadership Structure

Our Board of Directors is led by a Chairman selected by the Board from time to time.  Presently, Mr. Daniel Herndon, our President and Chief Executive Officer also serves as Chairman of the Board.  The Board has determined that selecting our Chief Executive Officer as Chairman is in our best interests because it promotes unity of vision for the leadership of Home Federal Bancorp and avoids potential conflicts among directors.  In addition, the Chief Executive Officer is the director most familiar with our business and operations and is best situated to lead discussions on important matters affecting the business of Home Federal Bancorp. By combining the Chief Executive Officer and Chairman positions there is a firm link between management and the Board which promotes the development and implementation of our corporate strategy.

The Board of Directors is aware of the potential conflicts that may arise when an insider chairs the Board, but believes these are limited by existing safeguards which include the fact that as a financial institution holding company, much of our operations are highly regulated.

Board's Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.  Management is responsible for the day-to-day management of the risks Home Federal Bancorp faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed.

Members of senior management regularly attend meetings of the Board of Directors and address any questions or concerns raised by the Board on risk management or other matters. The Board’s risk oversight function is carried out through, among other factors, its review and approval of various policies and procedures, such as Home Federal Bank’s lending and investment, ratification or approval of investments and loans exceeding certain thresholds, and regular review of risk elements such as interest rate risk exposure, liquidity and problem assets.

Directors' Attendance at Annual Meetings

Directors are expected to attend the annual meeting absent a valid reason for not doing so.  Nine of our ten directors attended the 2010 annual meeting of shareholders.

Executive Officers Who Are Not Directors

The following individuals who do not also serve on the Board of Directors serve as executive officers of Home Federal Bancorp.  Ages are reflected as of October 31, 2011.

David S. Barber, age 42, has served as Senior Vice President Mortgage Lending of Home Federal Bank since June 2009.  Prior thereto, Mr. Barber served as Vice President, Director of Branch Operations, First Family Mortgage, Inc. from July 2004 to May 2009.

K. Matthew Sawrie, age 36, has served as Senior Vice President Commercial Lending of Home Federal Bank since February 2009.  Prior thereto, Mr. Sawrie served as Vice President Commercial Real Estate, Regions Bank from 2006 to 2009, and previously, Assistant Vice President Business Banking Relationship Manager, Regions Bank from 2003 to 2006.

In accordance with our Bylaws, our executive officers are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation or removal by the board of directors.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Home Federal Bancorp's audited financial statements with management.  The Audit Committee has discussed with Home Federal Bancorp's independent registered public accounting firm, LaPorte Sehrt Romig and Hand, the matters required to be discussed by the Statement on Auditing Standards ("SAS") No. 61, "Communication with Audit Committees," as amended by SAS No. 90, "Audit Committee Communications" as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with LaPorte Sehrt Romig & Hand, the independent auditor's independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Home Federal Bancorp's Annual Report on Form 10-K for fiscal year 2011 for filing with the Securities and Exchange Commission.

Members of the Audit Committee
Mark Malloy Harrison
Scott D. Lawrence
Timothy W. Wilhite, Esq.

MANAGEMENT COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation earned during the fiscal years ended June 30, 2011 and 2010 by our principal executive officer and the two other executive officers serving at the end of fiscal 2011 who were the most highly compensated executive officers in fiscal 2011. These three officers are referred to as the named executive officers in this proxy statement.

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards(2)	Option Awards(2)	All Other Compensation(3)	Total
Daniel R. Herndon President and Chief Executive Officer	2011 2010	$141,694 137,550	$44,960 38,550	$ -- --	$ -- --	$35,990 54,345	$222,644 230,445
James R. Barlow Executive Vice President and Chief Operating Officer	2011 2010	160,000 152,500	75,500 62,945	30,691 --	21,240 --	42,681 35,074	330,112 250,519
David S. Barber Senior Vice President Mortgage Lending	2011 2010	104,545 115,282	124,706(1) 34,562	-- --	10,619 --	20,008 6,137	259,878 155,981
___________________
(1)	Reflects variable compensation based on mortgage loan production. Mr. Barber did not participate in our discretionary bonus program. See “Narrative to Summary Compensation Table” below.

(2)
Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards of restricted stock and grants of stock options during the fiscal year, with respect to Messrs. Barlow and Barber. The valuation of the restricted stock awards is based on a grant date fair value of $10.93. The assumptions used in valuing the stock option awards are set forth in Note 13 to the Consolidated Financial Statements included in our Form 10-K for the year ended June 30, 2011, and are calculated based on a Black-Scholes value of $2.21 per share.

(3)
Includes for fiscal 2011, contributions by Home Federal Bank of $11,975, $15,630 and $12,608 to the accounts of Messrs. Herndon, Barlow and Barber, respectively, under the Home Federal Bank 401(k) Plan, the fair market value ($11.50 per share on December 31, 2010), of the 498, 524 and 470 shares allocated to the employee stock ownership plan accounts of Messrs. Herndon, Barlow and Barber, respectively, and $9,750 and $3,000 in directors' fees and directors' bonus, respectively, paid to each of Messrs. Herndon and Barlow.  Also includes life insurance premiums, dividends paid on restricted stock awards to Mr. Herndon, use of a company-owned automobile for Messrs. Herndon and Barlow and club dues for Messrs. Barlow and Barber.

Narrative to Summary Compensation Table

Base salaries for our named executive officers are generally approved by the Compensation Committee on a calendar-year basis.  The current salaries as established by the Compensation Committee are $143,788, $165,000 and $106,090 for Messrs. Herndon, Barlow and Barber, which represent increases of 3.0%, 6.45% and 3.0%, respectively, over their prior base salaries.  Messrs. Herndon and Barlow received a discretionary bonus equal to 10% of their then current base salaries in December 2010.  Based on Home Federal Bancorp’s results of operations for the second quarter, the Compensation Committee awarded additional discretionary bonuses paid in February 2011 to Messrs. Herndon and Barlow of $25,000 and $50,000, respectively. Mr. Barber has an additional component of compensation which is variable and based on 5% of gross revenue of loans produced by the mortgage lending division.

Employment Agreements

Home Federal Bank entered into employment agreements with Messrs. Herndon and Barlow effective February 21, 2009.  The board of directors approved an amended and restated agreement with Mr. Barlow, effective January 13, 2010, which amended and restated the prior agreement. Pursuant to the employment agreements, Messrs. Herndon and Barlow serve as Chairman of the Board and Chief Executive Officer and as President and Chief Operating Officer, respectively, of Home Federal Bank for a term of three years commencing on the effective date and renewable on each February 21 thereafter.  The term of each agreement is extended for an additional year on February 21, unless Home Federal Bank or the executive gives notice to the other party not to extend the agreements.  At least annually, the board of directors of Home Federal Bank will consider whether to continue to renew the employment agreements.  The agreements provide for initial base salaries of $135,500 and $155,000 per year for each of Messrs. Herndon and Barlow, respectively.  Such base salaries may be increased at the discretion of the board of directors of Home Federal Bank but may not be decreased during the term of the agreements without the prior written consent of the executives.  Home Federal Bank also agreed to provide each of Messrs. Herndon and Barlow with an automobile during the term of the agreements.

The agreements are terminable with or without cause by Home Federal Bank. The agreements provide that in the event of (A) a wrongful termination of employment (including a voluntary termination by Messrs. Herndon or Barlow for "good reason" which includes (i) a material diminution in the executive's base compensation, authorities, duties or responsibilities without his consent (ii) a requirement that the executive report to a corporate officer or employee instead of reporting directly to the board of directors, or (iii) a material change in the executive's geographic location of employment), (B) a change in control of Home Federal Bank or Home Federal Bancorp, or (C) the executive's termination of employment by Home Federal Bank for other than cause, disability, retirement or the executive's death, each of the executives would be entitled to (1) an amount of cash severance which is equal to three times the sum of his base salary as of the date of termination plus his prior calendar year's bonus and (2) continued participation in certain employee benefit plans of Home Federal Bank until the earlier of 36 months or the date the executive receives substantially similar benefits from full-time employment with another employer.  The agreements with Home Federal Bank provide that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by Home Federal Bank for federal income tax purposes.

Home Federal Bancorp entered into an employment agreement with Mr. Herndon, effective February 21, 2009, to serve as Chairman of the Board, President and Chief Executive Officer of Home Federal Bancorp which is on terms substantially similar to Mr. Herndon's agreement with Home Federal Bank, except as follows.  The agreement provides that severance payments payable to Mr. Herndon by Home Federal Bancorp shall include the amount by which the severance benefits payable by Home Federal Bank are reduced as a result of Section 280G of the Internal Revenue Code, if the parachute payments exceed 105% of three times the executive's "base amount" as defined in Section 280G of the Internal Revenue Code.  If the parachute payments are not more than 105% of the amount equal to three times the executive's base amount, the severance benefits payable by Home Federal Bancorp will be reduced so they do not constitute "parachute payments" under Section 280G of the Internal Revenue Code.  In addition, the agreement provides that Home Federal Bancorp shall reimburse Mr. Herndon for any resulting excise taxes payable by him, plus such additional amount as may be necessary to compensate him for the payment of state and federal income, excise and other employment-related taxes on the additional payments. Under the agreement, Mr. Herndon's compensation, benefits and expenses will be paid by Home Federal Bancorp and Home Federal Bank in the same proportion as the time and services actually expended by the executive on behalf of each company.

We do not currently have a written employment agreement with Mr. Barber who serves as our Senior Vice President of Mortgage Lending.  We have agreed to compensate Mr. Barber based on a combination of base salary and variable compensation.  In fiscal 2011, Mr. Barber received variable compensation of 5% of gross revenue per loan produced.

Retirement Benefits

Retirement benefits are an important element of a competitive compensation program for attracting senior executives, especially in the financial services industry. Prior to our conversion to stock ownership in 2005, we froze our defined benefit pension plan in February 2003. Mr. Herndon is our only named executive officer with accrued benefits under the pension plan. Our executive compensation program currently includes (i) a 401(k) profit sharing plan which enables our employees to supplement their retirement savings with elective deferral contributions and with matching and discretionary contributions by us, and (ii) an employee stock ownership plan that allows participants to accumulate retirement benefits in the form of employer stock at no current cost to the participant.

401(k) and Profit Sharing Plan.  Effective November 15, 2004, we adopted the Home Federal Bank Employees' Savings and Profit Sharing Plan and Trust. Eligible employees must have completed three months of full time service and attained age 21.  Participating employees may make elective salary reduction contributions of up to $16,500, of their eligible compensation.  Home Federal Bank will contribute a basic "safe harbor" contribution of 50% of the first 6% of plan salary elective deferrals.  We are also permitted to make discretionary contributions to be allocated to participant accounts.

Employee Stock Ownership Plan.  In connection with our mutual to stock conversion in 2005, we established an employee stock ownership plan for our employees. Employees who have been credited with at least 1,000 hours of service during a 12-month period and who have attained age 21 are eligible to participate in the employee stock ownership plan.

As part of our second-step conversion and offering completed in December 2010, the employee stock ownership plan acquired additional shares of the new holding company's common stock equal to 6.0% of the shares sold in the offering, or 116,713 shares. The employee stock ownership plan borrowed funds from Home Federal Bancorp equal to 100% of the aggregate purchase price of the common stock. The loan to the employee stock ownership plan has a term of 20 years and is being repaid principally from Home Federal Bank's contributions to the plan. Additional discretionary contributions may be made to the plan in either cash or shares of common stock, although we have no plans to do so at this time.

Shares purchased by the employee stock ownership plan are held in a suspense account and released for allocation as debt service payments are made.  Shares released from the suspense account are allocated to each eligible participant's plan account pro rata based on compensation.  Forfeitures may be used for the payment of expenses or be reallocated among the remaining participants. Participants become 100% vested after three years of service. Participants also become fully vested in their account balances upon a change in control (as defined), death, disability or retirement.  Benefits may be payable upon retirement or separation from service.

2005 Stock Option Plan and 2005 Recognition and Retention Plan

 In August 2005, shareholders approved our 2005 Stock Option Plan and our 2005 Recognition and Retention Plan.  Pursuant to the terms of the 2005 Stock Option Plan, options to acquire up to 158,868 shares of common stock were available to be granted to employees and directors.  Pursuant to the terms of the 2005 Recognition and Retention Plan, awards of up to 63,547 shares of restricted common stock were available to be granted to employees and directors.  Under both of these stock benefit plans, awards may vest no faster than 20% per year, beginning one year from the date of grant.  However, under both plans, vesting of any award is accelerated upon the death or disability of a recipient or upon a change-in-control of Home Federal Bancorp. The awards made under the 2005 Stock Option Plan and 2005 Recognition and Retention Plan in August 2005 are fully vested.  As of June 30, 2011, there were 2,808 shares remaining in the 2005 Recognition and Retention Plan Trust awarded to Mr. Barlow. Messrs. Barlow and Barber were also granted stock options in August 2010 that are reflected in the below table "Outstanding Equity Awards at Fiscal Year-End."

Survivor Benefit Plan

In June 2011, Home Federal Bank purchased bank owned life insurance on the lives of its employees. In consideration for entering into consent to insurance agreements, on July 13, 2011, Home Federal Bank entered into Survivor Benefit Plan Participation Agreements with employees including Messrs. Herndon, Barlow and Barber. The agreements provide that the officer's beneficiary will receive three times the officer's base salary if serving as an officer of Home Federal Bank at the date of death. The agreements may be amended or terminated at any time by Home Federal Bank as long as it does not reduce or delay any benefit payable to a participant whose death has already occurred.

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth outstanding equity awards under the 2005 Stock Option Plan and 2005 Recognition and Retention Plan at June 30, 2011, to our named executive officers. We have not made any equity incentive plan awards.

					Stock Awards(1)
					Number of	Market Value
	Option Awards(1)				Shares or	of Shares or
	Number of Securities Underlying		Option	Option	Units of Stock	Units of Stock
	Unexercised Options		Exercise	Expiration	That Have	That Have
Name	Exercisable	Unexercisable(2)	Price	Date	Not Vested(2)	Not Vested(3)
Daniel R. Herndon	39,626	--	$10.82	8/18/2015	--	$--
James R. Barlow	--	9,611	10.93	8/19/2020	2,808	36,701
David S. Barber	--	4,805	10.93	8/19/2020	--	--
___________________
(1)
Takes into account the effect of the second-step conversion which was completed on December 22, 2010. The number of shares of common stock subject to options and exercise price of the options and number of unvested restricted stock awards were adjusted for the exchange ratio of 0.9110.

(2)	The unexercisable stock options and unvested restricted stock awards are vesting at a rate of 20% per year commencing on August 19, 2011.

(3)	Calculated by multiplying the closing market price of our common stock on June 30, 2011, which was $13.07, by the applicable number of shares of common stock underlying the unvested stock awards.

Compensation Policies and Practices as they Relate to Risk Management

We monitor our compensation policies and practices for our employees as they relate to risk management and risk-taking incentives. We have identified our commercial lending division as a business unit that carries a significant portion of our risk profile.  Our commercial loan officers are compensated through base salary and participation in our commercial loan officer incentive plan.

Home Federal Bank adopted the commercial loan officer incentive plan in 2011 as an annual incentive compensation plan designed to provide and incentive for our commercial loan officers to originate more profitable commercial loans by basing their cash bonuses on, among other factors, the amount of net interest income provided to Home Federal Bancorp from the loan officer’s identified commercial loan portfolio.  In order to provide further incentive for our loan officers to grow our loan portfolio, newly originated commercial loans are weighted more heavily in the bonus formula under our commercial loan officer incentive plan. However, in order to provide balance to our incentive structure, the bonus also takes into account the performance of seasoned loans in our portfolio which are attributed to particular loan officers. We do not believe that our commercial loan officer incentives are reasonably likely to have a material adverse effect on us or our operations.

Related Party Transactions

Home Federal Bank offers extensions of credit to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and other proposes.  These loans are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Home Federal Bank and none of such loans involve more than the normal risk of collectability or present other unfavorable features.

Under Home Federal Bancorp's Audit Committee Charter, the Audit Committee is required to review and approve all related party transactions, as described in Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of October 31, 2011, the voting record date for the annual meeting, certain information as to the common stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors of Home Federal Bancorp, (iii) certain executive officers of Home Federal Bancorp; and (iv) all directors and executive officers of Home Federal Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of October 31, 2011(1)		Percent of Common Stock(2)

Home Federal Bancorp, Inc. of Louisiana Employee Stock Ownership Plan	220,464	(3)	7.2%
c/o Home Federal Bank
624 Market Street
Shreveport, Louisiana 71101

Sandler O'Neill Asset Management, LLC	175,000		5.7
780 Third Avenue, 5th Floor
New York, New York 10017

Joseph Stilwell	240,000		7.9
111 Broadway 12th Floor
New York, New York 10006

Directors:
James R. Barlow	21,286	(6)(7)	*
Walter T. Colquitt III	8,784	(6)(8)	*
Mark Malloy Harrison	4,782	(9)	*
Daniel R. Herndon	109,118	(6)(10)	3.5
David A. Herndon III	36,456	(6)(11)	1.2
Woodus K. Humphrey	8,493	(6)	*
Scott D. Lawrence	19,639	(6)(12)	*
Clyde D. Patterson	39,292	(6)(13)	1.3
Amos L. Wedgeworth, Jr.	10,440	(6)	*
Timothy W. Wilhite, Esq.	6,000		*

Other Named Executive Officer:
David S. Barber	2,194	(6)(14)	*

All Directors and Executive Officers as a Group (12 persons)	273,500	(6)	8.7%
___________________
*	Represents less than 1% of our outstanding common stock.

(1)
Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals.  Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares. None of the shares reflected as being beneficially owned by executive officers and directors are pledged as security.

(2)
Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised.

(3)
As of October 31, 2011, 31,125 shares held in the Home Federal Bank Employee Stock Ownership Plan trust had been allocated to the accounts of participating employees.  Amounts held by the plan trustees, Messrs. Daniel Herndon and Clyde Patterson, reflect shares allocated to their individual accounts and exclude all other shares held in the trust.  Under the terms of the plan, the trustees vote all allocated shares in accordance with the instructions of the participating employees.  Any unallocated shares are generally required to be voted by the plan trustees in the same ratio on any matter as to those shares for which instructions are given by the participants.

(Footnotes continued on following page)

____________________

(4)
Based on a Schedule 13G filed with the SEC on January 13, 2011 by (i) Sandler O'Neill Asset Management LLC, a New York limited liability company ("SOAM") with respect to shares beneficially owned by Malta Partners, LP, a Delaware limited partnership ("MP"), Malta Hedge Fund, L.P., a Delaware limited partnership ("MHP"), Malta Hedge Fund II, L.P., a Delaware limited partnership ("MHPII"), and Malta Offshore, Ltd., a Cayman Islands company ("MO"),(ii) SOAM Holdings, LLC, a Delaware limited liability company ("Holdings"), with respect to shares beneficially owned by MP, MHF and MHFII, (iii) MP, with respect to shares beneficially owned by it, (iv) MHF, with respect to shares beneficially owned by it, (v) MHFII, with respect to shares beneficially owned by it, (vi) MO, with respect to shares beneficially owned by it, and (vii) Terry Maltese is managing member of SOAM, with respect to shares beneficially owned by MP, MHF, MHFII, and MO; and as managing member of SOAM Ventures, LLC, a Delaware limited liability company ("Ventures"), with respect to shares beneficially owned by SOAM Capital Partners, LP, A Delaware limited partnership ("SCP"), of which Ventures is the management company.  MP beneficially owned 1,900 shares; MHF beneficially owned 9,600 shares; MHFII beneficially owned 54,400 shares;  MO beneficially owned 21,600 shares; SCP beneficially owned 87,500 shares; SOAM owned directly no shares but may be deemed to beneficially own an aggregate of 175,000 shares by reason of its position as management company for MP, MHP, MHPII, MO and as an affiliate of Ventures, management company for SCP;  Holdings owned directly no shares but may be deemed to beneficially own an aggregate of 65,900 shares by reason of its position as general partner of MP, MHF and MHFII; and Mr. Maltese owned directly no shares but may be deemed to beneficially own an aggregate of 175,000 shares by reason of his position as Managing Member of Holdings, SOAM and Ventures.

(5)
According to a Schedule 13D filed with the SEC on January 3, 2011, the shares are beneficially owned by Joseph Stilwell, including shares held in the name of following members of a group: Stilwell Value Partners I, L.P. ("Stilwell Value Partners I"); Stilwell Partners, L.P. ("Stilwell Partners"); and Stilwell Value LLC ("Stilwell Value LLC"), the general partner of Stilwell Value Partners I and Joseph Stilwell as the managing member and owner of more than 99% of the equity in Stilwell Value LLC, as well as the general partner of Stilwell Partners.

(6)	Includes options to acquire shares of Home Federal Bancorp common stock that are exercisable within 60 days of October 31, 2011, under our 2005 Stock Option Plan as follows:

Name	Number of Options
James R. Barlow	1,922
Walter T. Colquitt, III	6,807
Daniel R. Herndon	39,628
David A. Herndon III	6,807
Woodus K. Humphrey	6,807
Scott D. Lawrence	6,807
Clyde D. Patterson	23,831
Amos L. Wedgeworth, Jr.	6,807
David S. Barber.	961
All directors and executive officers as a group (12 persons)	100,377

(7)
Includes 2,247 shares which are held in the 2005 Recognition and Retention Plan Trust on behalf of Mr. Barlow, that represent a grant award that is vesting at a rate or 20% per year commencing on August 19, 2011. Mr. Barlow does not have voting or dispositive power over such shares. Also includes 550 shares held by Mr. Barlow's spouse, 11,924 shares held in Mr. Barlow's individual retirement account, 3,258 shares held in Home Federal Bank's 401(k) Plan for the benefit of Mr. Barlow and 524 shares allocated to Mr. Barlow's account in the Home Federal Bank employee stock ownership plan.

(8)	Includes 1,977 shares held jointly with Dr. Colquitt's spouse.

(9)	Includes 911 shares held by Mr. Harrison's spouse and 2,733 shares held in his individual retirement account.

(10)
Includes 26,073 shares held in Home Federal Bank's 401(k) Plan for the benefit of Mr. Herndon, 5,524 shares allocated to Mr. Herndon's account in the Home Federal Bank employee stock ownership plan and 20,461 shares held by Herndon Investment Company LLC over which Mr. Herndon disclaims beneficial ownership except with respect to his 50% ownership interest therein.

(11)
Includes 20,461 shares held by Herndon Investment Company LLC, of which Mr. Herndon is a 50% owner, and over which he disclaims beneficial ownership except with respect to his pecuniary interest therein.

(12)	Includes 4,555 shares held in Mr. Lawrence's individual retirement account and 4,555 shares held jointly with his spouse.

(13)
Includes 5,057 shares held in Home Federal Bank's 401(k) Plan for the benefit of Mr. Patterson and 4,203 shares allocated to Mr. Patterson's account in the Home Federal Bank employee stock ownership plan.

(14)	Includes 463 shares held in Mr. Barlow's account in Home Federal Bank's 401(k) Plan and 470 shares allocated to Mr. Barber's account in the Home Federal Bank employee stock ownership plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Home Federal Bancorp's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish Home Federal Bancorp with copies of all Section 16(a) forms they file.  We know of no person who owns 10% or more of our common stock.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended June 30, 2011, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

PROPOSAL TO ADOPT THE 2011 STOCK OPTION PLAN (PROPOSAL TWO)

General

On September 14, 2011, the Board of Directors adopted the 2011 Stock Option Plan, which is designed to attract and retain qualified officers, employees and non-employee directors, provide officers, employees and non-employee directors with a proprietary interest in Home Federal Bancorp as an incentive to contribute to our success and reward officers, employees and non-employee directors for outstanding performance.  The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code and non-incentive or compensatory stock options.  Options may be granted to our officers, employees and directors of Home Federal Bancorp and any subsidiary except that non-employee directors will be eligible to receive only awards of non-qualified options.  The Board of Directors believes that adoption of the Stock Option Plan is in the best interest of Home Federal Bancorp and our shareholders.  If shareholder approval is obtained, options to acquire shares of common stock will be awarded to officers, employees and non-employee directors of Home Federal Bancorp and Home Federal Bank with an exercise price equal to the fair market value of the common stock on the date of grant.

Description of the Stock Option Plan

The following description of the Stock Option Plan is a summary of its terms and is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached hereto as Appendix A.

Administration. The Stock Option Plan will be administered and interpreted by a committee of the Board of Directors that is currently comprised of Messrs. Harrison, Humphrey and Wilhite.

Number of Shares Covered by the Stock Option Plan.  A total of 194,522 shares of common stock have been reserved for future issuance pursuant to the Stock Option Plan which is equal to 10.0% of the shares of common stock sold in the second-step conversion and 6.4% of the total shares of common stock issued and outstanding as of the voting record date.  The Stock Option Plan provides that grants to each officer or employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Stock Option Plan, respectively.  Option grants made to non-employee directors in the aggregate may not exceed 30% of the number of shares initially available under the Stock Option Plan.  In the event of a stock split, reverse stock split or stock dividend, the number of shares of common stock under the Stock Option Plan, the number of shares to which any option grant relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding.

Stock Options.  Under the Stock Option Plan, the Board of Directors or the committee appointed by the Board will determine which employees, including officers, and non-employee directors (including advisory or emeritus directors) will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of common stock.

Option Exercise Price. Under the Stock Option Plan, the per share exercise price of both an incentive and a compensatory stock option must be no less than the greater of (i) the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to individuals who beneficially own 10% or more of the issued and outstanding shares of Home Federal Bancorp's common stock), or (ii) $10.00.

Vesting. Options will generally become vested and exercisable at a rate no more rapid than 20% per year, commencing one year from the date of grant.  The right to exercise will be cumulative.  However, no vesting may occur on or after a participant's employment or service with Home Federal Bancorp or any of our subsidiaries is terminated.  Unless the committee or Board of Directors specifies otherwise at the time an option is granted, all options granted to participants will become vested and exercisable in full on the date an optionee terminates his employment or service with Home Federal Bancorp or a subsidiary company because of his death or disability or as of the effective date of a change in control.

Duration of Options. Each stock option or portion thereof will be exercisable at any time on or after it vests and is exercisable until the earlier of either:  (i) ten years after its date of grant or (ii) six (6) months after the date on which the optionee's employment or service terminates, unless the committee or the Board of Directors determines at the date of grant to extend such period of exercise for a period of up to three (3) years from such termination.  Unless stated otherwise at the time an option is granted, (a) if an optionee terminates his employment or service with Home Federal Bancorp or a subsidiary company as a result of disability or retirement without having fully exercised his options, the optionee will have three years following his termination due to disability or retirement to exercise such options, and (b) if an optionee terminates his employment or service with Home Federal Bancorp following a change in control of Home Federal Bancorp without having fully exercised his options, the optionee shall have the right to exercise such options during the earlier of (i) the remainder of the original ten-year term of the option or (ii) eighteen (18) months after the date on which employment or service terminates.  However, failure to exercise incentive stock options within 90 days after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee.  If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate will have the right to exercise such options during the three (3) year period following his death.  In no event may any option be exercisable more than ten years from the date it was granted.

Transferability.  Stock options generally are non-transferable except by will or the laws of descent and distribution, and during an optionee's lifetime, may be exercisable only by the optionee or his guardian or legal representative.  However, an optionee who holds non-qualified options may transfer such options to his or her immediate family, including the optionee's spouse, children, stepchildren, parents, grandchildren and great grandchildren, or to a duly established trust for the benefit of one or more of these individuals.  Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred will be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

Forfeiture Provisions.  The Stock Option Plan requires forfeiture of any equity-based compensation granted to optionees who are subject to automatic clawback under Section 304 of the Sarbanes-Oxley Act of 2002 if Home Federal Bancorp is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws as a result of misconduct.  In addition, the committee may in its discretion specify in any stock option agreement that any optionee reimburse Home Federal Bancorp for any benefit or gain realized from any option in the event an accounting restatement reduces the value of the option had the results been properly reported.

Paying for Shares.  Payment for shares purchased upon the exercise of options may be made (a) in cash or by check, (b) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to Home Federal Bancorp the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations or (c) if permitted by the committee or the Board of Directors, by delivering shares of common stock (including shares acquired pursuant to the previous exercise of an option) with a fair market value equal to the total purchase price of the shares being acquired pursuant to the option, by withholding some of the shares of common stock which were purchased upon exercise of an option or any combination of the foregoing.

Performance Options.  An award of a performance option is a grant of a stock option which is contingent upon the achievement of performance or other objectives during a specified period. The committee has the authority to determine the nature, length and starting date of the period during which a participant may earn a performance share and will determine the conditions that must be satisfied for a performance share to vest.  These conditions may include specific performance objectives, continued service or employment for a specific period of time or a combination of conditions.  The Stock Option Plan sets forth some of the business criteria that can be used as a condition of earning a performance share.

Term of the Stock Option Plan.  Unless sooner terminated, the Stock Option Plan shall continue in effect for a period of ten years from December 23, 2011, assuming approval of the Stock Option Plan by our shareholders on that date.  Termination of the Stock Option Plan shall not affect any previously granted and outstanding options.

Federal Income Tax Consequences.  Under current provisions of the Internal Revenue Code, the federal income tax treatment of incentive stock options and compensatory stock options is different.  Regarding incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to Home Federal Bancorp at any time as a result of such grant or exercise.  An optionee, however, may be subject to the alternative minimum tax upon exercise of an incentive stock option.  With respect to compensatory stock options, the difference between the fair market value of the shares on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and Home Federal Bancorp will be entitled to a deduction in the amount of income so recognized by the optionee.

Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly traded corporation to its chief executive officer and the four other most highly compensated executive officers ("covered executives").  Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation.  In order for compensation to qualify for this exception:  (a) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (b) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (c) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to, and approved by, shareholders in a separate vote prior to payment; and (d) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the "certification requirement").

Treasury regulations provide that compensation attributable to a compensatory stock option is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if:  (a) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (b) the plan under which the option right is granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee; (c) under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant; and (d) the stock option plan is disclosed to and subsequently approved by the shareholders.  The certification requirement is not necessary if these other requirements are satisfied.

The Stock Option Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code and, as a result, we believe that compensation attributable to stock options granted under the Stock Option Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Internal Revenue Code.  The Board of Directors believes that the likelihood of any impact on Home Federal Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is remote at this time.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete.  Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.  Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment.  Home Federal Bancorp will recognize the cost of employee services received in share-based payment transactions, including the Stock Option Plan, and measure the cost on the grant-date fair value of the award. That cost will be recognized over the period during which an employee is required to provide service in exchange for the award.

Shareholder Approval.  No options will be granted under the Stock Option Plan unless the Stock Option Plan is approved by shareholders.  Shareholder approval of the Stock Option Plan will also satisfy the federal tax requirements.

Options to be Granted.  The Board of Directors of Home Federal Bancorp adopted the Stock Option Plan, and the committee established thereunder intends to meet promptly after approval by shareholders to determine the specific terms of options, including the allocation of options to executive officers, employees and non-employee directors of Home Federal Bancorp and Home Federal Bank.  As of the date hereof, no specific determination has been made as to allocation of grants.

The Board of Directors recommends that you vote FOR adoption of the 2011 Stock Option Plan.

PROPOSAL TO ADOPT THE 2011 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT (PROPOSAL THREE)

General

On September 14, 2011, the Board of Directors adopted the 2011 Recognition and Retention Plan and Trust Agreement, the objective of which is to enable Home Federal Bancorp to provide officers, employees and non-employee directors of Home Federal Bancorp and Home Federal Bank with a proprietary interest in Home Federal Bancorp and as an incentive to contribute to our success.  Officers, employees and non-employee directors of Home Federal Bancorp and Home Federal Bank who are selected by the Board of Directors of Home Federal Bancorp or members of a committee appointed by the Board will be eligible to receive benefits under the Recognition and Retention Plan.  If shareholder approval is obtained, shares will be granted to officers, employees and non-employee directors as determined by the committee or the Board of Directors.

Description of the Recognition and Retention Plan

The following description of the Recognition and Retention Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition and Retention Plan, a copy of which is attached hereto as Appendix B.

Administration.  A committee of the Board of Directors of Home Federal Bancorp initially consisting of Messrs. Harrison, Humphrey and Wilhite will administer the Recognition and Retention Plan.  The initial trustees of the Trust established pursuant to the Recognition and Retention Plan will be the same persons.

Number of Shares Covered by the Recognition and Retention Plan.  Upon shareholder approval of the Recognition and Retention Plan, Home Federal Bancorp will contribute sufficient funds to the Recognition and Retention Plan Trust so that the Trust can purchase 77,808 shares of common stock, or 4.00% of the shares of common stock sold in the second-step offering and 2.5% of issued and outstanding shares of common stock as of the voting record date.  It is currently anticipated that these shares will be acquired through open market purchases to the extent available, although Home Federal Bancorp reserves the right to issue previously unissued shares or treasury shares to the Recognition and Retention Plan.  The issuance of new shares by Home Federal Bancorp would be dilutive to the voting rights of existing shareholders and to Home Federal Bancorp's book value per share and earnings per share.

Grants.  Shares of common stock granted pursuant to the Recognition and Retention Plan will be in the form of restricted stock generally payable at a rate no more rapid than 20% per year, beginning one year from the anniversary date of the grant.  A recipient will be entitled to all shareholder rights with respect to shares which have been earned and distributed under the Recognition and Retention Plan.  However, until such shares have been earned and distributed, they may not be sold, assigned, pledged or otherwise disposed of and are required to be held in the Trust.  In addition, any cash dividends or stock dividends declared in respect of unvested share awards will be held by the Trust for the benefit of the recipients of such plan share awards and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the plan share awards are earned.

If a recipient terminates employment or service with Home Federal Bancorp for reasons other than death, disability or change in control, the recipient will forfeit all rights to the allocated shares under restriction.  All shares subject to an award held by a recipient whose employment or service with Home Federal Bancorp or any subsidiary terminates due to death or disability shall be deemed earned as of the recipient's last day of employment or service with Home Federal Bancorp or any subsidiary and shall be distributed as soon as practicable thereafter.  In the event of a change in control of Home Federal Bancorp, all shares subject to an award shall be deemed earned as of the effective date of such change in control.

Forfeiture Provisions.  The Recognition and Retention Plan requires forfeiture of awards to recipients who are subject to automatic clawback under Section 304 of the Sarbanes-Oxley Act of 2002 if Home Federal Bancorp is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws as a result of misconduct.  In addition, the committee may in its discretion specify in any award agreement that any recipient reimburse Home Federal Bancorp for any benefit or gain realized from any award in the event an accounting restatement reduces the value of the award had the results been properly reported.

Performance Awards.  A grant of a performance award is a grant of a right to receive shares of common stock which is contingent upon the achievement of performance or other objectives during a specified period. The committee has the authority to determine the nature, length and starting date of the period during which a participant may earn a performance award and will determine the conditions that must be satisfied for a performance award to vest.  These conditions may include specific performance objectives, continued service or employment for a specific period of time or a combination of conditions.  The Recognition and Retention Plan sets forth some of the business criteria that can be used as a condition of earning a performance award.

Federal Income Tax Consequences.  Pursuant to Section 83 of the Internal Revenue Code, recipients of Recognition and Retention Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest.  A recipient of a Recognition and Retention Plan award may elect to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first issued to him or her, notwithstanding the vesting schedule of such awards. Home Federal Bancorp will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition and Retention Plan awards in the year in which such amounts are included in income.

Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly traded corporation to its covered executives.  Certain types of compensation are excluded from the $1.0 million deduction limitation.  The restricted stock awards granted under the Recognition and Retention Plan will not be excluded from the $1.0 million limitation.   However, the Board of Directors believes that the likelihood of any impact on Home Federal Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is very remote at this time.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete.  Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.  Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment.  Home Federal Bancorp will recognize compensation expense as shares of common stock granted pursuant to the Recognition and Retention Plan vest.  The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the common stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes, unless the grants are performance based.  In such event, the fair market value on the date of vesting will be recognized as compensation expense.  The vesting of plan share awards will have the effect of increasing Home Federal Bancorp's compensation expense and will be a factor in determining Home Federal Bancorp's earnings per share on a fully diluted basis.

Shareholder Approval.  No awards will be granted under the Recognition and Retention Plan unless the Recognition and Retention Plan is approved by our shareholders.

Shares to be Granted.  The Board of Directors of Home Federal Bancorp adopted the Recognition and Retention Plan and the committee established thereunder intends to grant shares to executive officers, employees and non-employee directors of Home Federal Bancorp and Home Federal Bank. The Recognition and Retention Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Recognition and Retention Plan, respectively.  Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Recognition and Retention Plan.  Although, the committee expects to act promptly after receipt of shareholder approval to issue awards under the Recognition and Retention Plan, the timing of any such grants, the individual recipients and the specific amounts of such grants have not been determined.

The Board of Directors recommends that you vote FOR adoption of the
2011 Recognition and Retention Plan and Trust Agreement.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL FOUR)

The Audit Committee of the Board of Directors of Home Federal Bancorp has appointed LaPorte Sehrt Romig & Hand, independent registered public accounting firm, to perform the audit of our financial statements for the year ending June 30, 2012, and further directed that the selection of auditors be submitted for ratification by the shareholders at the annual meeting.

We have been advised by LaPorte Sehrt Romig & Hand that neither that firm nor any of its associates has any relationship with Home Federal Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.  LaPorte Sehrt Romig & Hand will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint LaPorte Sehrt Romig & Hand as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by LaPorte Sehrt Romig & Hand is compatible with maintaining their independence.  In fiscal 2011 and 2010, LaPorte Sehrt Romig & Hand performed auditing services as well as reviewed our public filings.  The Audit Committee believes that LaPorte Sehrt Romig & Hand's performance of these services is compatible with maintaining the independent registered public accounting firm's independence.

Audit Fees

The following table sets forth the aggregate fees paid by us to LaPorte Sehrt Romig & Hand for professional services rendered by LaPorte Sehrt Romig & Hand in connection with the audit of Home Federal Bancorp's consolidated financial statements for fiscal 2011 and 2010, as well as the fees paid by us to LaPorte Sehrt Romig & Hand for audit-related services, tax services and all other services rendered by LaPorte Sehrt Romig & Hand to us during fiscal 2011 and 2010.

	Year Ended June 30,
	2011	2010
Audit fees(1)	$70,378	$71,606
Audit-related fees(2)	52,769	5,596
Tax fees	--	--
All other fees	--	--
Total	$123,147	$77,202
___________________
(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)	Audit related fees for 2011 consist of fees incurred in connection with the review of registration statements in connection with our second step conversion and reorganization.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Home Federal Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.  The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

Each new engagement of LaPorte Sehrt Romig & Hand was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission's rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of LaPorte Sehrt
Romig & Hand for the fiscal year ending June 30, 2012.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals.  Any proposal which a shareholder wishes to have included in the proxy materials of Home Federal Bancorp relating to the next annual meeting of shareholders of Home Federal Bancorp, which is anticipated to be held in November 2012, must be made in writing and filed with the Corporate Secretary, DeNell W. Mitchell, Home Federal Bancorp, 624 Market Street, Shreveport, Louisiana, 71101, no later than July 17, 2012.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals which are not submitted for inclusion in Home Federal Bancorp's proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Article 8.D. of our Articles of Incorporation. Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices no later than July 17, 2012.  The notice must include the information required by Article 8.D. of our Articles of Incorporation.

Shareholder Nominations.  Our Bylaws provide that all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a shareholder who has complied with the notice and information requirements contained in Article 5.F. of our Bylaws.  Written notice of a shareholder nomination generally must be communicated to the attention of the Secretary and either delivered to, or mailed and received at, our principal executive offices no later than July 17, 2012, with respect to the next annual meeting of shareholders.

Other Shareholder Communications.  Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Home Federal Bancorp, Inc., c/o DeNell W. Mitchell, Corporate Secretary, at 624 Market Street, Shreveport, Louisiana 71101.  Ms. Mitchell will forward such communications to the director or directors to whom they are addressed.

ANNUAL REPORTS

A copy of Home Federal Bancorp's Annual Report on Form 10-K for the year ended June 30, 2011 accompanies this proxy statement.  Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder without charge a copy of the exhibits to the Annual Report on Form 10-K for the year ended June 30, 2011.  Such written requests should be directed to Ms. DeNell W. Mitchell, Corporate Secretary, Home Federal Bancorp, Inc., 624 Market Street, Shreveport, Louisiana 71101.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Home Federal Bancorp.  Home Federal Bancorp has retained Phoenix Advisory Partners, a professional proxy solicitaiton firm, to assist in the solicitation of proxies. Such firm will be paid a fee of $5,000, plus reimbursement of out-of-pocket expenses. Home Federal Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Home Federal Bancorp's common stock.  In addition to solicitations by mail, directors, officers and employees of Home Federal Bancorp may solicit proxies personally or by telephone without additional compensation.

 Appendix A

HOME FEDERAL BANCORP, INC. OF LOUISIANA
2011 STOCK OPTION PLAN

ARTICLE I
ESTABLISHMENT OF THE PLAN

Home Federal Bancorp, Inc. of Louisiana (the "Corporation") hereby establishes this 2011 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.

ARTICLE II
PURPOSE OF THE PLAN

The purpose of this Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future and rewarding Employees and Non-Employee Directors for outstanding performance.  All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.  Each recipient of an Option hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Option hereunder.

ARTICLE III
DEFINITIONS

The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below.  Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.01           "Advisory Director" means a person appointed to serve as an advisory or emeritus director by the Board of either the Corporation or the Bank or any successors thereto.

3.02           "Bank" means Home Federal Bank, the wholly owned subsidiary of the Corporation.

3.03           "Beneficiary" means the person or persons designated by an Optionee to receive any benefits payable under the Plan in the event of such Optionee's death.  Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee.  In the absence of a written designation, the Beneficiary shall be the Optionee's surviving spouse, if any, or if none, his or her estate.

3.04           "Board" means the Board of Directors of the Corporation.

3.05           "Change in Control" shall mean a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.  In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Corporation, the Bank or a subsidiary of either of them, by the Corporation, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them.  For purposes of this Section 3.05, the term "person" shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

3.06           "Code" means the Internal Revenue Code of 1986, as amended.

3.07           "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof.

3.08           "Common Stock" means shares of the common stock, $0.01 par value per share, of the Corporation.

3.09           "Director" means a member of the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

3.10           "Disability" means in the case of any Optionee that the Optionee: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

3.11           "Effective Date" means the date upon which the Corporation's shareholders approve this Plan pursuant to Article XIV hereof.

3.12           "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.13           "Employer Group" means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.14           "Exchange Act" means the Securities Exchange Act of 1934, as amended.

3.15           "Exercise Price" means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

3.16           "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Option is granted.  For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if the Common Stock is not readily tradable on an established securities market, the Fair Market Value shall be based upon a reasonable valuation method that complies with Section 409A of the Code and the regulations issued thereunder.

3.17           "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

3.18           "Non-Employee Director" means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company, or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.19           "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

3.20           "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

3.21           "Option" means a right granted under this Plan to purchase Common Stock.

3.22           "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

3.23           "OCC" means the Office of the Comptroller of the Currency.

3.24           "Retirement" means:

(a)           A termination of employment which constitutes a "retirement" at the "normal retirement age" or later under the Bank's Employee Stock Ownership Plan ("ESOP") or such other qualified pension benefit plan maintained by the Corporation or a Subsidiary Company as may be designated by the Board or the Committee, or, if no such plan is applicable, which would constitute "retirement" under  the ESOP, if such individual were a participant in that plan, provided, however, that the provisions of this subsection (a) will not apply as long as an Optionee continues to serve as a Non-Employee Director, including service as an Advisory Director.

(b)           With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto (including retirement from service as an Advisory Director to the Corporation or any Subsidiary Company) after reaching normal retirement age as established by the Corporation.

3.25           "Stock Option Agreement" means the written agreement setting forth the number of shares subject to the Option, the exercise price thereof, designating the Option as an Incentive Stock Option or a Non-Qualified Option and such other terms of the Option as the Committee shall deem appropriate.

3.26           "Subsidiary Company" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

ARTICLE IV
ADMINISTRATION OF THE PLAN

4.01           Duties of the Committee.  The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02.  The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) address matters regarding the satisfaction of an Optionee's tax withholding obligation pursuant to Section 12.02 hereof, (ii) to the extent permissible by applicable law and regulation, include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Option, if applicable, from securities brokers and dealers, and (iii) subject to any legal or regulatory restrictions or limitations,  include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired.  The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Option shall be final and binding in the absence of action by the Board.

4.02           Appointment and Operation of the Committee.  The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board.  The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto.  In addition, each member of the Committee shall be an (i) "outside director" within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations and (ii) an "independent director" as such term is defined in Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto.  The Committee shall act by vote or written consent of a majority of its members.  Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs.  It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent.  The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

4.03           Revocation for Misconduct; Forfeiture Events.

(a)           The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation or Bylaws or the Bank's Charter and Bylaws or the constituent documents of such other Subsidiary Company on whose board he serves shall terminate as of the effective date of such removal.

    (b)           If the Corporation is required to prepare an accounting restatement due to the material noncompliance of the Corporation with any financial reporting requirement under the federal securities laws as a result of misconduct, then any Optionee who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Corporation for any equity-based compensation received by such Optionee from the Corporation during the twelve month period following the first public issuance or filing with the U.S. Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

    In addition, in the event of an accounting restatement, the Committee may specify in any Stock Option Agreement that any Optionee reimburse the Corporation for any benefit or gain realized from any Option granted hereunder in the event the accounting restatement reduces the value of the Option had the results been properly reported.

4.04           Limitation on Liability.  Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Options granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  In addition, the Corporation shall pay ongoing expenses incurred by such member if a majority of disinterested directors concludes that such member may ultimately be entitled to indemnification, provided, however, that before making advance payment of expenses, the Corporation shall obtain an agreement that the Corporation will be repaid if such member is later determined not to be entitled to such indemnification.

4.05           Compliance with Law and Regulations.  All Options granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.  The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.  Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

4.06           Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Option granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

4.07           No Deferral of Compensation Under Section 409A of the Code.  All Options granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code.  Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Options granted under this Plan shall be designed to satisfy the exemption for stock options set forth in the regulations issued under Section 409A of the Code.  Both this Plan and the terms of all Options granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for stock options set forth in the regulations issued under Section 409A of the Code.  No Optionee shall be permitted to defer the recognition of income beyond the exercise date of a Non-Qualified Option or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold.

ARTICLE V
ELIGIBILITY

Options may be granted to such Employees or Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee.  Options may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies.  Non-Employee Directors shall be eligible to receive only Non-Qualified Options.

ARTICLE VI
COMMON STOCK COVERED BY THE PLAN

6.01           Option Shares.  The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article IX, shall be 194,522.  None of such shares shall be the subject of more than one Option at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Options had been previously granted with respect to such shares.  During the time this Plan remains in effect, the aggregate grants of Options to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock initially available under the Plan, respectively, and Options granted to Non-Employee Directors in the aggregate may not exceed 30% of the number of shares initially available under this Plan, in each case subject to adjustment as provided in Article IX.

6.02           Source of Shares.  The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

ARTICLE VII
DETERMINATION OF
OPTIONS, NUMBER OF SHARES, ETC.

The Board or the Committee shall, in its discretion, determine from time to time which Employees or Non-Employee Directors will be granted Options under the Plan, the number of shares of Common Stock subject to each Option, and whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option.  In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as the Board or the Committee shall deem relevant to accomplishing the purposes of the Plan.  The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation and the President of the Bank other than with respect to Options to be granted to the respective executive officer.

ARTICLE VIII
OPTIONS

Each Option granted hereunder shall be on the following terms and conditions:

8.01           Stock Option Agreement.  The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan.  Each Optionee shall receive a copy of his executed Stock Option Agreement.  Any Option granted with the intention that it will be an Incentive Stock Option but which fails to satisfy a requirement for Incentive Stock Options shall continue to be valid and shall be treated as a Non-Qualified Option.

8.02           Option Exercise Price.

(a)           Incentive Stock Options.  The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than the greater of (i) one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted or (ii) $10.00, except as provided in Section 8.09(b), and subject to any applicable adjustment pursuant to Article IX hereof.

(b)           Non-Qualified Options.  The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than the greater of (i) one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted or (ii) $10.00, subject to any applicable adjustment pursuant to Article IX hereof.

(c)           Prohibition Against Option Repricing.  Except for capital adjustments pursuant to Article IX, neither the Committee nor the Board shall make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of an Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Option's in-the-money value) or replacement grants, or other means.

8.03           Vesting and Exercise of Options.

(a)           General Rules.  Incentive Stock Options and Non-Qualified Options shall become vested and exercisable at a rate no more rapid than 20% per year, commencing one year from the date of grant as shall be determined by the Committee, and the right to exercise shall be cumulative.  Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no vesting shall occur on or after an Employee's employment and/or service as a Non-Employee Director (which, for purposes hereof, shall include service as an Advisory Director) with the Corporation or any of the Subsidiary Companies is terminated.  In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and deemed vested on the final date of vesting.

(b)           Accelerated Vesting.  Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) because of his death or Disability (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group). Furthermore, notwithstanding the general rule contained in Section 8.03(a), all Options granted under this Plan shall become vested and exercisable in full as of the effective date of a Change in Control.

8.04           Duration of Options.

(a)           General Rule.  Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to Employees and Non-Employee Directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Optionee ceases to be employed (or in the service of the Board of Directors) by the Corporation and all Subsidiary Companies, unless the Board of Directors or the Committee in its discretion decides at the time of grant to extend such period of exercise to a period not exceeding three (3) years.  In no event shall an Option be exercisable more than ten (10) years after its date of grant.  In the event an Incentive Stock Option is not exercised within 90 days of the effective date of termination of the Optionee's status as an Employee, the tax treatment accorded Incentive Stock Options by the Code may not be available.  In addition, the accelerated vesting of Incentive Stock Options provided by Section 8.03(b) may result in all or a portion of such Incentive Stock Options no longer qualifying as Incentive Stock Options.

(b)           Exception for Termination Due to Disability, Retirement, Change in Control or Death.  Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a director (including service as an Advisory Director) with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options.

Subject to the provisions of Article IX hereof, unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the period ending on the earlier of (i) the last day of the original ten (10) year term (five (5) year term for options subject to Section 8.09(b)) or (ii) the day which is eighteen (18) months after the date on which employment or service terminates.

If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the three (3) year period following his death, to exercise such Options.

In no event, however, shall any Option be exercisable beyond the earlier of (i) ten (10) years from the date it was granted, or (ii) with respect to incentive stock options subject to Section 8.09(b), the original expiration date of the Option.

(c)           Regulatory Provision.  Notwithstanding anything herein to the contrary, to the extent applicable, Officers and Directors of the Corporation must either exercise or forfeit any Options granted hereunder in the event that the Bank becomes critically undercapitalized (as defined in 12 C.F.R. §165.4 or any successor thereto), is subject to OCC enforcement action or receives a capital directive from the OCC under 12 C.F.R. §165.7.

8.05           Nonassignability.  Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative.  Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his immediate family or to a duly established trust for the benefit of one or more of these individuals.   For purposes hereof, "immediate family" includes but is not necessarily limited to, the Participant's spouse, children (including step children), parents, grandchildren and great grandchildren.  Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05.  Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

8.06           Manner of Exercise.  Options may be exercised in part or in whole and at one time or from time to time.  The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

8.07           Payment for Shares.  Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option.  All shares sold under the Plan shall be fully paid and nonassessable.  Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the previous exercise of an Option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing.

8.08           Voting and Dividend Rights.  No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's shareholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

8.09           Additional Terms Applicable to Incentive Stock Options.  All Options issued under the Plan which are designated as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

(a)           Amount Limitation.  Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

(b)           Limitation on Ten Percent Shareholders.  The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to shareholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

(c)           Notice of Disposition; Withholding; Escrow.  An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of.  The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any minimum withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose.  The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

8.10           Performance Grants. Subject to the limitations of this Plan, the Committee may, in its discretion, award performance grants to eligible Optionees upon such terms and conditions and at such times as the Committee shall determine.  Performance grants may be in the form of performance Options. An award of a performance grant is an award of Options that is contingent upon the achievement of performance or other objectives during a specified period.

Subject to the terms of this Plan and the requirements of Sections 162(m) and 409A of the Code, the Committee has the authority to determine the nature, length and starting date of the period during which a Participant may earn a performance grant and will determine the conditions that must be met for a performance grant to be awarded or to vest or be earned. These conditions may include specific performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. Performance grants awarded under the Plan may be based on one or more of the following business criteria: basic earnings per common share, basic cash earnings per common share, diluted earnings per common share, diluted cash earnings per common share, net income, cash earnings, net interest income, non-interest income, general and administrative expense to average assets ratio, cash general and administrative expense to average assets ratio, efficiency ratio, cash efficiency ratio, return on average assets, cash return on average assets, return on average stockholders' equity, cash return on average stockholders' equity, return on average tangible stockholders' equity, cash return on average tangible stockholders' equity, core earnings, operating income, operating efficiency ratio, net interest rate spread, loan production volume, non-performing loans, cash flows, strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management, or any combination of the foregoing. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance of the Corporation or any subsidiary, operating unit or division of the Corporation and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders' equity and/or shares of common stock outstanding, or to assets or net assets.

No later than ninety (90) days following the commencement of a performance period (or such other time as may be required by Section 162(m) of the Code), the Committee shall, in writing (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts that may be earned for such performance period and (iii) specify the relationship between the performance goals and targets and the amounts to be earned by each Participant for the performance period. The achievement of the performance goal or goals must be substantially uncertain at the time the Committee establishes such goal(s).  Prior to any exercise of performance-based Options, the Committee must certify in writing that the performance goal or goals were achieved. The maximum number of performance-based Options that can be granted to any Optionee during the time this Plan remains in effect shall equal the maximum amount applicable to such Optionee under Section 6.01 of this Plan.

ARTICLE IX
ADJUSTMENTS FOR CAPITAL CHANGES

9.01           General Adjustments.  The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Option relates, the maximum number of shares that can be covered by Options to each Employee, each Non-Employee Director and Non-Employee Directors as a group and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the Effective Date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

9.02           Adjustments for Mergers and Other Corporate Transactions.  If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Option shall be converted, subject to the conditions herein stated, into the right to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionee would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options, provided that in each case the number of shares or other securities subject to the substituted or assumed stock option and the exercise price thereof shall be determined in a manner that satisfies the requirements of Treasury Regulation §1.424-1 and the regulations issued under Section 409A of the Code so that the substituted or assumed option is not deemed to be a modification of the outstanding Options.  Notwithstanding any provision to the contrary herein, the term of any Option granted hereunder and the property which the Optionee shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Options set forth in a definitive agreement with respect to any of the aforementioned transactions entered into by the Corporation to the extent any such Option remains outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement.

ARTICLE X
AMENDMENT AND TERMINATION OF THE PLAN

The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Options have not been granted, subject to applicable federal banking regulations and any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements.  The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted or awarded under this Plan except as provided by Article IX hereof or except as specifically authorized herein.

Notwithstanding anything to the contrary herein, in no event shall the Board of Directors without shareholder approval amend the Plan or shall the Board of Directors or the Committee amend an Option in any manner that effectively allows the repricing of any Option previously granted under the Plan either through a reduction in the Exercise Price or through the cancellation and regrant of a new Option in exchange for the cancelled Option (except as permitted pursuant to Article IX in connection with a change in the Corporation's capitalization).

ARTICLE XI
EMPLOYMENT RIGHTS

Neither the Plan nor the grant of any Options hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.

ARTICLE XII
WITHHOLDING

12.01           Tax Withholding.  The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable minimum withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option.  The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

12.02           Methods of Tax Withholding.  The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Option and/or by the Optionee's delivery of previously owned shares of Common Stock or other property.

ARTICLE XIII
EFFECTIVE DATE OF THE PLAN; TERM

13.01           Effective Date of the Plan.  This Plan shall become effective on the Effective Date, and Options may be granted hereunder no earlier than the date this Plan is approved by shareholders of the Corporation pursuant to Article XIV hereof and no later than the termination of the Plan.

13.02           Term of Plan.  Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date.  Termination of the Plan shall not affect any Options previously granted and such Options shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms or the terms hereof expire or are forfeited.

ARTICLE XIV
SHAREHOLDER APPROVAL

The Corporation shall submit this Plan to shareholders for approval at a meeting of shareholders of the Corporation held within twelve (12) months following the date upon which the Board adopts this Plan in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder and (ii) Section 162(m) of the Code and regulations thereunder.  In addition to any other shareholder approvals that may be deemed necessary or appropriate by the Corporation, this Plan is subject to approval by a majority of the total votes present, in person or by proxy, at a meeting of the Corporation's shareholders.

ARTICLE XV
MISCELLANEOUS

To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Louisiana.

 Appendix B

HOME FEDERAL BANCORP, INC. OF LOUISIANA
2011 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

ARTICLE I
ESTABLISHMENT OF THE PLAN AND TRUST

1.01           Home Federal Bancorp, Inc. of Louisiana (the "Corporation") hereby establishes the 2011 Recognition and Retention Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this 2011 Recognition and Retention Plan and Trust Agreement (the "Agreement").

1.02           The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

ARTICLE II
PURPOSE OF THE PLAN

The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future.  Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.

ARTICLE III
DEFINITIONS

The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below.  Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.01           "Advisory Director" means a person appointed to serve as an advisory or emeritus director by the Board of either the Corporation or the Bank or any successors thereto.

3.02           "Bank" means Home Federal Bank, the wholly owned subsidiary of the Corporation.

3.03           "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death.  Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee.  In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his or her estate.

3.04           "Board" means the Board of Directors of the Corporation.

3.05           "Change in Control" shall mean a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.  In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Corporation, the Bank or a subsidiary of either of them, by the Corporation, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them.  For purposes of this Section 3.05, the term "person" shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

3.06           "Code" means the Internal Revenue Code of 1986, as amended.

3.07           "Committee" means the committee appointed by the Board pursuant to Article IV hereof.

3.08           "Common Stock" means shares of the common stock, $0.01 par value per share, of the Corporation.

3.09           "Director" means a member of the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

3.10           "Disability" means in the case of any Recipient that the Recipient: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

3.11           "Effective Date" means the date upon which the Corporation's shareholders approve this Plan.

3.12           "Employee" means any person who is employed by the Corporation or a Subsidiary Company or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.13           "Employer Group" means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.14           "Exchange Act" means the Securities Exchange Act of 1934, as amended.

3.15           "Non-Employee Director" means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.16           "Officer" means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

3.17           "Plan Shares" or "Shares" means shares of Common Stock which may be distributed to a Recipient pursuant to the Plan.

3.18           "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII hereof.

3.19           "Recipient" means an Employee or Non-Employee Director or former Employee or Non-Employee Director who receives a Plan Share Award under the Plan.

3.20           "Subsidiary Company" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

3.21           "Trustee" means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

ARTICLE IV
ADMINISTRATION OF THE PLAN

4.01           Duties of the Committee.  The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act.  In addition, each member of the Committee shall be an (i) "outside director" within the meaning of Section 162(m) of the Code and the regulations thereunder at such times as is required under such regulations and (ii) an "independent director" as such term is defined in Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto.  The Committee shall have all of the powers allocated to it in this and other sections of the Plan.  The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board.  The Committee shall act by vote or written consent of a majority of its members.  Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs.  The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

4.02           Role of the Board.  The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board.  The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

4.03           Revocation for Misconduct; Forfeiture Events.

(a)           Notwithstanding anything to the contrary herein, the Board or the Committee may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  Unvested Plan Share Awards to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation or Bylaws or the Bank's Charter or Bylaws or the constituent documents of such other Subsidiary Company on whose board he or she serves shall terminate as of the effective date of such removal.

(b)           If the Corporation is required to prepare an accounting restatement due to the material noncompliance of the Corporation with any financial reporting requirement under the federal securities laws as a result of misconduct, then any Recipient who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Corporation for any equity-based compensation received by such Recipient from the Corporation during the twelve month period following the first public issuance or filing with the U.S. Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee may specify in any Plan Share Award Agreement, as defined in Section 6.02, that any Recipient reimburse the Corporation for any benefit or gain realized from any Award granted hereunder in the event the accounting restatement reduces the value of the Award had the results been properly reported.

4.04           Limitation on Liability.  No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it.  If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he reasonably believed to be in the best interests of  the Corporation and any Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In addition, the Corporation shall pay ongoing expenses incurred by such member if a majority of disinterested directors concludes that such member may ultimately be entitled to indemnification, provided, however, that before making advance payment of expenses, the Corporation shall obtain an agreement that the Corporation will be repaid if such member is later determined not to be entitled to such indemnification.

4.05           Compliance with Laws and Regulations.  All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or shareholders as may be required.   The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

4.06           Restrictions on Transfer.  The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.

4.07           No Deferral of Compensation Under Section 409A of the Code.  All awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code.  Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Awards granted under this Plan shall be designed to satisfy the exemption for restricted stock awards set forth in the regulations issued under Section 409A of the Code.  Both this Plan and the terms of all Awards granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for restricted stock awards set forth in the regulations issued under Section 409A of the Code.  No Recipient shall be permitted to defer the recognition of income beyond the vesting date of an Award.

ARTICLE V
CONTRIBUTIONS

5.01           Amount and Timing of Contributions.  The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiary Companies to the Trust established under this Plan.  Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution.  No contributions by Employees or Non-Employee Directors shall be permitted.

5.02           Investment of Trust Assets; Number of Plan Shares.  Subject to Section 8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock.  The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 77,808 shares of Common Stock, subject to adjustment as provided in Section 9.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from shareholders thereof) by the Trust with funds contributed by the Corporation.  During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock initially available under the Plan, respectively, and Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 30% of the number of shares initially available under this Plan, in each case subject to adjustment as provided in Section 9.01 hereof.

ARTICLE VI
ELIGIBILITY; ALLOCATIONS

6.01           Awards.  Plan Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee.  In selecting those Employees to whom Plan Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as deemed relevant to accomplishing the purposes of the Plan.  The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation and President of the Bank other than with respect to Plan Share Awards to be granted to the respective executive officer.

6.02           Form of Allocation.  As promptly as practicable after an allocation pursuant to Section 6.01 that a Plan Share Award to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient (the "Plan Share Award Agreement").  The Board or the Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

6.03           Allocations Not Required to any Specific Employee or Non-Employee Director.  No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, with such Awards being at the total discretion of the Board or the Committee.

6.04           Performance Awards. Subject to the limitations of this Plan, the Committee may, in its discretion, grant performance awards to eligible Recipients upon such terms and conditions and at such times as the Committee shall determine.  Performance awards may be in the form of performance Shares. An award of a performance share is a grant of a right to receive Shares that is contingent upon the achievement of performance or other objectives during a specified period.

Subject to the terms of this Plan and the requirements of Sections 162(m) and 409A of the Code, the Committee has the authority to determine the nature, length and starting date of the period during which a Participant may earn a performance award and will determine the conditions that must be met for a performance award to be granted or to vest or be earned. These conditions may include specific performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. Performance awards granted under the Plan may be based on one or more of the following business criteria: basic earnings per common share, basic cash earnings per common share, diluted earnings per common share, diluted cash earnings per common share, net income, cash earnings, net interest income, non-interest income, general and administrative expense to average assets ratio, cash general and administrative expense to average assets ratio, efficiency ratio, cash efficiency ratio, return on average assets, cash return on average assets, return on average stockholders' equity, cash return on average stockholders' equity, return on average tangible stockholders' equity, cash return on average tangible stockholders' equity, core earnings, operating income, operating efficiency ratio, net interest rate spread, loan production volume, non-performing loans, cash flows, strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management, or any combination of the foregoing. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance of the Corporation or any subsidiary, operating unit or division of the Corporation and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders' equity and/or shares of common stock outstanding, or to assets or net assets.

No later than ninety (90) days following the commencement of a performance period (or such other time as may be required by Section 162(m) of the Code), the Committee shall, in writing (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts that may be earned for such performance period and (iii) specify the relationship between the performance goals and targets and the amounts to be earned by each Participant for the performance period. The achievement of the performance goal or goals must be substantially uncertain at the time the Committee establishes such goal(s).  Prior to the vesting or earning of any performance Shares, the Committee must certify in writing that the performance goal or goals were achieved.  The maximum number of performance Shares that can be granted to any Recipient during the time this Plan remains in effect shall equal the maximum amount applicable to such Recipient under Section 5.02 of this Plan.

ARTICLE VII
EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

7.01           Earning Plan Shares; Forfeitures.

(a)           General Rules.  Subject to the terms hereof, Plan Share Awards shall be earned by a Recipient at a rate no more rapid than twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award, with such vesting rate to be determined by the Committee.  If the employment of an Employee or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) is terminated before the Plan Share Award has been completely earned for any reason (except as specifically provided in subsection (b) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned.  In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares.  No fractional shares shall be distributed pursuant to this Plan. In determining the number of Shares which are earned as of any annual anniversary date, fractional shares shall be rounded down to the nearest whole number, provided that such fractional Shares shall be aggregated and distributed on the final date of vesting.

(b)           Exception for Termination Due to Death, Disability or Change in Control.  Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) terminates due to death or Disability shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter.  Furthermore, notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed earned as of the effective date of a Change in Control.

7.02           Distribution of Dividends.  Any cash dividends, stock dividends or returns of capital declared in respect of each unvested Plan Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award is then held by the Trust, and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Award becomes earned.

7.03           Distribution of Plan Shares.

(a)           Timing of Distributions:  General Rule.  Subject to the provisions of Section 7.05 hereof, Plan Shares shall be distributed to the Recipient or his or her Beneficiary, as the case may be, as soon as practicable after they have been earned.

(b)           Form of Distributions.  All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock.  One share of Common Stock shall be given for each Plan Share earned and distributable.  Payments representing cash dividends shall be made in cash.

(c)           Withholding.  The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares.  The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

(d)           Restrictions on Selling of Plan Shares.  Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan.  Upon distribution, the Board or the Committee may require the Recipient or his or her Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

7.04           Voting of Plan Shares.  All shares of Common Stock held by the Trust shall be voted by the Trustee in its discretion.  Recipients of Plan Share Awards shall have no voting rights until the Common Stock is earned and distributed pursuant to the terms of the Plan Share Award.

7.05           Nontransferable.  Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.02.  No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

ARTICLE VIII
TRUST

8.01           Trust.  The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of this Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to this Plan.

8.02           Management of Trust.  It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is appropriate to meet the obligations of the Trust.  In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

(a)           To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries.  The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

(b)           To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

(c)           To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

(d)           To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

(e)           To employ brokers, agents, custodians, consultants and accountants.

(f)           To hire counsel to render advice with respect to its rights, duties and obligations hereunder, and such other legal services or representation as it may deem desirable.

(g)           To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

8.03           Records and Accounts.  The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

8.04           Expenses.  All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

8.05           Indemnification.  Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of its duties hereunder, unless the same shall be due to its gross negligence or willful misconduct.

ARTICLE IX
MISCELLANEOUS

9.01           Adjustments for Capital Changes.  The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards, the number of Shares to which any unvested Plan Share Award relates and the maximum number of Plan Shares which may be granted to any Employee, to any Non-Employee Director or to all Non-Employee Directors as a group shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.  If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

9.02           Amendment and Termination of Plan.  The Board may, by resolution, at any time amend or terminate the Plan, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements.  The Board may not, without the consent of the Recipient, alter or impair his or her Plan Share Award except as specifically authorized herein.  Termination of this Plan shall not affect Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they (a) have been fully earned, (b) are surrendered, or (c) expire or are forfeited in accordance with their terms.

9.03           Employment or Service Rights.  Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

9.04           Voting and Dividend Rights.  No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually earned and distributed to him.

9.05           Governing Law.  To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the State of Louisiana.

9.06           Effective Date.  This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the shareholders of the Corporation and prior to the termination of the Plan.  The implementation of this Plan is subject to the approval of the Plan by a majority of the total votes present, in person or by proxy, at a meeting of the Corporation's shareholders.

9.07           Term of Plan.  This Plan shall remain in effect until the earlier of (i) ten (10) years from the Effective Date, (ii) termination by the Board, or (iii) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

9.08           Tax Status of Trust.  It is intended that the Trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 14th day of September 2011.

HOME FEDERAL BANCORP, INC. OF LOUISIANA		TRUSTEES:

By:	/s/Daniel R. Herndon	By:	/s/Mark Malloy Harrison
	Daniel R. Herndon		Mark Malloy Harrison
	President and Chief Executive Officer		Trustee

		By:	/s/Woodus K. Humphrey
Woodus K. Humphrey
Trustee

		By:	/s/Timothy W. Wilhite
Timothy W. Wilhite
Trustee

HOME FEDERAL BANCORP INC
Of Louisiana

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M39089-Z56682-Z56703 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

HOME FEDERAL BANCORP, INC. OF LOUISIANA

The Board of Directors recommends you vote FOR the following NOMINEES for a three-year term expiring in 2014:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) David A. Herndon III
02) Woodus K. Humphrey
03) Mark Malloy Harrison

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

For address changes/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M39090-Z56682-Z56703

HOME FEDERAL BANCORP, INC. OF LOUISIANA
Annual Meeting of Shareholders
December 23, 2011 10:00 AM Central Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints the Board of Directors of Home Federal Bancorp, Inc. of Louisiana or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated on the reverse side, all the shares of common stock of Home Federal Bancorp held of record by the undersigned on October 31, 2011 at the Annual Meeting of Shareholders to be held at the main office of Home Federal Bancorp, located at 624 Market Street, Shreveport, Louisiana on Friday, December 23, 2011, at 10:00 a.m., Central Time, or at any adjournment thereof.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED **FOR** THE NOMINEES TO THE BOARD OF DIRECTORS, **FOR** THE 2011 STOCK OPTION PLAN, **FOR** THE 2011 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT AND **FOR** RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON **DECEMBER 22, 2011**.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HOME FEDERAL BANCORP, INC. OF LOUISIANA FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 23, 2011 AND AT ANY ADJOURNMENT THEREOF.

Address change/comments: ______________________________

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be marked, dated and signed on reverse side

 November 14, 2011

To:	Participants in the Home Federal Bank Employees' Savings and Profit Sharing Plan (the "401(k) Plan")

Re:        Instructions for voting shares of Home Federal Bancorp, Inc. of Louisiana

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Home Federal Bancorp. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Home Federal Bancorp allocated to your account in the Home Federal Bank 401(k) Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, Annual Report on Form 10-K for the year ended June 30, 2011 and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided or voting by phone or the Internet.  In order to be effective, your voting instructions must be received no later than 11:59 P.M. Eastern Time on December 16, 2011.

We urge each of you to vote, as a means of participating in the governance of the affairs of Home Federal Bancorp.  If your voting instructions are not received, the shares allocated to your 401(k) Plan account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the 401(k) Plan.  If you also own shares of Home Federal Bancorp common stock outside of the 401(k) Plan, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Sincerely,

Daniel R. Herndon
President

HOME FEDERAL BANCORP INC
Of Louisiana

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on December 16, 2011. Have your card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on December 16, 2011. Have your card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M39091-Z56692-Z56703 KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

HOME FEDERAL BANCORP, INC. OF LOUISIANA

The Board of Directors recommends you vote FOR the following NOMINEES for a three-year term expiring in 2014:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:
01) David A. Herndon III
02) Woodus K. Humphrey
03) Mark Malloy Harrison

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

For address changes/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and 401(k) Participant Letter are available at www.proxyvote.com.

M39092-Z56682-Z56703

HOME FEDERAL BANCORP, INC. OF LOUISIANA
Annual Meeting of Shareholders
December 23, 2011 10:00 AM Central Time

The undersigned hereby instructs the Trustees of the Home Federal Bank Employees' Savings and Profit Sharing Plan (the "401(k) Plan") to vote, as designated on the reverse side, all the shares of common stock of Home Federal Bancorp, Inc. allocated to my 401(k) Plan account at the 2011 Annual Meeting of Shareholders, and at any postponement or adjournment thereof.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES ALLOCATED TO YOUR ACCOUNT WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR THE 2011 STOCK OPTION PLAN, FOR THE 2011 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT AND FOR RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON **DECEMBER 16, 2011**. IF NO VOTING INSTRUCTIONS ARE RECEIVED, THE SHARES WILL NOT BE VOTED BY THE TRUSTEES.

Address change/comments: ______________________________

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be marked, dated and signed on reverse side

 November 14, 2011

To:	Participants in the Home Federal Bank Employee Stock Ownership Plan (the "ESOP")

Re:       Instructions for voting shares of Home Federal Bancorp, Inc. of Louisiana

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Home Federal Bancorp. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Home Federal Bancorp allocated to your account in the Home Federal Bank ESOP will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, Annual Report on Form 10-K for the year ended June 30, 2011 and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided or voting by phone or the Internet.  In order to be effective, your voting instructions must be received no later than 11:59 P.M. Eastern Time on December 16, 2011.

We urge each of you to vote, as a means of participating in the governance of the affairs of Home Federal Bancorp.  If your voting instructions are not received, the shares allocated to your ESOP account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the ESOP.  If you also own shares of Home Federal Bancorp common stock outside of the ESOP, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Sincerely,

Daniel R. Herndon
President

HOME FEDERAL BANCORP INC
Of Louisiana

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on December 16, 2011. Have your card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on December 16, 2011. Have your card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M39093-256682-256703 KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

HOME FEDERAL BANCORP, INC. OF LOUISIANA

The Board of Directors recommends you vote FOR the following NOMINEES for a three-year term expiring in 2014:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:
01) David A. Herndon III
02) Woodus K. Humphrey
03) Mark Malloy Harrison

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

For address changes/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and ESOP Participant Letter are available at www.proxyvote.com.

M39094-Z56682-Z56703

HOME FEDERAL BANCORP, INC. OF LOUISIANA
Annual Meeting of Shareholders
December 23, 2011 10:00 AM Central Time

The undersigned hereby instructs the Trustees of the Home Federal Bank Employee Stock Ownership Plan (the "ESOP") to vote, as designated on the reverse side, all the shares of common stock of Home Federal Bancorp, Inc. allocated to my ESOP account at the 2011 Annual Meeting of Shareholders, and at any postponement or adjournment thereof.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES ALLOCATED TO YOUR ACCOUNT WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR THE 2011 STOCK OPTION PLAN, FOR THE 2011 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT AND FOR RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON **DECEMBER 16, 2011**. IF NO VOTING INSTRUCTIONS ARE RECEIVED, THE SHARES WILL GENERALLY NOT BE VOTED BY THE TRUSTEES.

Address change/comments: ______________________________

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be marked, dated and signed on reverse side